UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) –	October 6, 2006

JAVELIN PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)
Delaware	1-32949	88-0471759
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
125 CambridgePark Drive, Cambridge, Massachusetts		02140
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code –	(617) 349-4500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant

On October 6, 2006, the Board of Directors of Javelin Pharmaceuticals, Inc. (the “Company”), at the recommendation of the Audit Committee, unanimously dismissed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm, and retained McGladrey & Pullen, LLP (“McGladrey”), subject to execution of a definitive engagement letter.

PwC had been the independent registered public accounting firm of the Company since December 13, 2004 and PwC has been the independent accountant for Innovative Drug Delivery Systems, Inc. (“IDDS”), the Company’s subsidiary, for more than five years. PwC’s reports on the Company’s financial statements for the years ended December 31, 2005 and 2004 did not contain an adverse opinion or a disclaimer of opinion nor were such reports qualified or modified as to uncertainty, audit scope or accounting principle, except for an emphasis of a matter paragraph relating to our recurring losses and limited capital resources, as described in Note 2 to our financial statements for the years ended December 31, 2005 and 2004. During the period from the inception of the engagement of PwC on December 13, 2004 through the October 6, 2006 termination of the engagement, (i) the Company had no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to PwC’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on our financial statements for such years and (ii) there were no reportable events pursuant to Item 304(a)(1)(v) of Regulation S-K.

As part of its duties under the Audit Committee Charter, the Audit Committee reviews the continued retention of the Company’s independent registered public accounting firm and recommends either continued retention or change to the Board of Directors. During its current review, the Audit Committee considered, among other things, that PwC has been the independent accountants for IDDS more than five years and the recent move of the Company’s accounting and financial reporting personnel to Cambridge, Massachusetts from New York, New York, and decided to recommend a change in the Company’s independent registered public accounting firm.

During the period that PwC had acted as the Company’s independent registered public accounting firm, the Company did not consult with McGladrey on either application of accounting principles or type of audit opinion or any of the other matters specified in Item 304(a)(2)(i) and (ii) of Regulation S-K.

The Company has requested and received from PwC a letter, dated October 11, 2006, addressed to the Securities and Exchange Commission stating whether or not PwC agrees with the above statements. A copy of the PwC letter is attached as an exhibit to this Report.

Item 9.01  Financial Statements and Exhibits

(d)   Exhibits

16.1  Letter from PricewaterhouseCoopers LLP, dated October 11, 2006.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

JAVELIN PHARMACEUTICALS, INC. (Registrant)
Dated: October 11, 2006	/s/ Daniel B. Carr
Daniel B. Carr, MD Chief Executive Officer

3